As filed with the Securities and Exchange Commission on January 16, 2001


                                                Registration No. 333-41021

=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        MARSH & McLENNAN COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                         incorporation or organization)
                                   ----------

                                   36-2668272
                      (I.R.S. Employer Identification No.)

                           1166 Avenue of the Americas
                          New York, New York 10036-2774
                                 (212) 345-5000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                             William L. Rosoff, Esq.
                    Senior Vice President and General Counsel
                        Marsh & McLennan Companies, Inc.
                           1166 Avenue of the Americas
                          New York, New York 10036-2774
                                 (212) 345-5000
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agents for Service)

     Approximate date of commencement of proposed sale to the public: Not Applicable.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
|_|
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|
    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: |_|

                 ----------------------------------------------

                          DEREGISTRATION OF SECURITIES

     Pursuant to a Registration Statement on Form S-3 (File No. 333-41021) (the "Registration Statement"), Marsh & McLennan Companies, Inc. (the "Company") registered 69,229 shares of Common Stock, par value $1.00 per share (the "Common Stock"), of the Company.

    The Company is no longer required to keep the Registration Statement effective pursuant to the terms of the Registration Rights Agreement that required the Company to file the Registration Statement. Accordingly, this Post-Effective Amendment No. 1 to the Registration Statement is being filed for the purpose of deregistering all shares of Common Stock that remain unsold in the offering.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on January 16, 2001.

                                  MARSH & McLENNAN COMPANIES, INC.


                                        /s/ William L. Rosoff
                                  By: -------------------------------------
                                      Name:  William L. Rosoff
                                      Title: Senior Vice President and
                                             General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




Signature                               Title                                                         Date
---------                               -----                                                         ----

            *
---------------------------         Chairman & Chief Executive Officer
Jeffrey W. Greenberg                (Principal Executive Officer)                             January 16, 2001

/s/ Sandra S. Wijnberg              Senior Vice President & Chief Financial Officer
---------------------------         (Principal Financial Officer)                             January 16, 2001
Sandra S. Wijnberg

/s/ Robert J. Rapport               Vice President and Controller
---------------------------         (Principal Accounting Officer)                            January 16, 2001
Robert J. Rapport

            *
---------------------------
Lewis W. Bernard                    Director                                                  January 16, 2001

            *
---------------------------
Mathis Cabiallavetta                Director                                                  January 16, 2001

            *
---------------------------
Peter Coster                        Director                                                  January 16, 2001

            *
---------------------------
Charles A. Davis                    Director                                                  January 16, 2001

            *
---------------------------
Robert F. Erburu                    Director                                                  January 16, 2001

            *
---------------------------
Ray J. Groves                       Director                                                  January 16, 2001

            *
---------------------------
Stephen R. Hardis                   Director                                                  January 16, 2001

            *
---------------------------
Gwendolyn S. King                   Director                                                  January 16, 2001





Signature                               Title                                                       Date
---------                               -----                                                       ----

            *
---------------------------
The Rt. Hon. Lord Lang of           Director                                                  January 16, 2001
Monkton

            *
---------------------------
Lawrence J.  Lasser                 Director                                                  January 16, 2001


            *
---------------------------
David A. Olsen                      Director                                                  January 16, 2001


            *
---------------------------
John D. Ong                         Director                                                  January 16, 2001

            *
---------------------------
Adele Simmons                       Director                                                  January 16, 2001

            *
---------------------------
John T. Sinnott                     Director                                                  January 16, 2001

            *
---------------------------
A.J.C. Smith                        Director                                                  January 16, 2001



* By: /s/ Gregory Van Gundy

      ------------------------------------
      Gregory F. Van Gundy
      Attorney-in-fact
